Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
For the years ended December 31, income from continuing operations before income taxes consisted of the following:

In millions	2011	2010	2009
(Loss) income before income taxes
United States	$(110)	$(59)	$(137)
Foreign	306	195	230
Total income from continuing operations before income taxes	$196	$136	$93

For the years ended December 31, income tax (benefit) expense consisted of the following:

In millions	2011	2010	2009
Income tax (benefit) expense
Current
Federal	$2	$(8)	$1
State	1	1	7
Foreign	61	44	67
Deferred
Federal	(15)	(8)	(39)
State	—	(1)	(6)
Foreign	2	(39)	(22)
Total income tax (benefit) expense	$51	$(11)	$8

The following table presents the principal components of the difference between the effective tax rate and the U.S. federal statutory income tax rate for the years ended December 31:

In millions	2011	2010	2009
Income tax (benefit) expense at the U.S. federal tax rate of 35%	$68	$47	$33
Foreign income tax differential	(19)	(23)	(33)
U.S. permanent book/tax differences	3	2	(1)
Tax audit settlements	(12)	—	—
Change in liability for unrecognized tax benefits	2	4	11
Nondeductible transaction costs	4	—	—
Federal capital loss valuation allowance	5	—	—
Japan valuation allowance release	—	(40)	—
Other, net	—	(1)	(2)
Total income tax (benefit) expense	$51	$(11)	$8

NCR's tax provisions include a provision for income taxes in certain tax jurisdictions where its subsidiaries are profitable, but reflect only a portion of the tax benefits related to certain foreign subsidiaries' tax losses due to the uncertainty of the ultimate realization of future benefits from these losses. During 2011, we favorably settled examinations with the Canada Revenue Agency (CRA) for the tax years of 1997 through 2001 that resulted in a $12 million tax benefit. The 2010 tax benefit was favorably impacted by the release of a $40 million valuation allowance in the third quarter of 2010 that was no longer required on specific deferred tax assets in NCR’s subsidiary in Japan and by the mix of taxable profits and losses by country. The 2009 tax expense was favorably impacted by the mix of taxable profits and losses by country.

Deferred income tax assets and liabilities included in the Consolidated Balance Sheets as of December 31 were as follows:

In millions	2011	2010
Deferred income tax assets
Employee pensions and other benefits	$658	$540
Other balance sheet reserves and allowances	148	170
Tax loss and credit carryforwards	376	341
Capitalized research and development	67	57
Property, plant and equipment	49	18
Intangibles	—	5
Other	56	47
Total deferred income tax assets	1,354	1,178
Valuation allowance	(412)	(410)
Net deferred income tax assets	942	768
Deferred income tax liabilities
Intangibles	81	—
Capitalized software	10	11
Other	9	7
Total deferred income tax liabilities	100	18
Total net deferred income tax assets	$842	$750

NCR recorded valuation allowances related to certain deferred income tax assets due to the uncertainty of the ultimate realization of the future benefits from those assets. The valuation allowances cover deferred tax assets, primarily tax loss carryforwards, in tax jurisdictions where there is uncertainty as to the ultimate realization of a benefit from those tax losses. At December 31, 2011, our net deferred tax assets in the United States totaled approximately $704 million. For the three year period ended December 31, 2011, we had a cumulative net loss from continuing operations before income taxes, which is generally considered a negative indicator about our ability to realize the benefits of those assets. We further evaluated the realizability of the U.S. deferred tax assets by weighing other positive and negative evidence, including our history of taxable income in the U.S., the fact that in our recent history, deductible attributes have not expired unused, and the substantial length of time over which our deferred tax assets relating to employee pensions may be realized. Through this assessment, realization of the related benefits was determined to be more likely than not. If we are unable to generate sufficient future taxable income in the time period within which the temporary differences underlying our deferred tax assets become deductible, or before the expiration of our loss and credit carryforwards, additional valuation allowance could be required.

As of December 31, 2011, NCR had U.S. federal and foreign tax attribute carryforwards of approximately $848 million. The net operating loss carryforwards, subject to expiration, expire in the year 2012 through 2031. In addition, the company had US tax credit carryforwards of $68 million. Approximately $22 million of the credit carryforwards do not expire, and $46 million expires in the years 2018 through 2031.

The aggregate changes in the balance of our gross unrecognized tax benefits were as follows for the years ended December 31:

In millions	2011	2010
Gross unrecognized tax benefits - January 1	$285	$288
Increases related to tax positions from prior years	18	16
Decreases related to tax positions from prior years	(28)	(23)
Increases related to tax provisions taken during the current year	23	30
Settlements with tax authorities	(33)	(11)
Lapses of statutes of limitation	(13)	(15)
Total gross unrecognized tax benefits - December 31	$252	$285

Of the total amount of gross unrecognized tax benefits as of December 31, 2011 up to $131 million would affect NCR’s effective tax rate if realized. The Company’s liability arising from uncertain tax positions is recorded in income tax accruals in the Consolidated Balance Sheets.

We recognized interest and penalties associated with uncertain tax positions as part of the provision for income taxes in our Consolidated Statements of Operations of $11 million of benefit, $9 million of benefit, and $6 million of expense for the years ended December 31, 2011, 2010, and 2009, respectively. The gross amount of interest and penalties accrued as of December 31, 2011 and 2010 was $48 million and $60 million, respectively.

In the U.S., NCR files consolidated federal and state income tax returns where statutes of limitations generally range from three to five years. Although the Company resolved examinations for the tax years of 2007 and 2008 with the Internal Revenue Service (IRS) in 2011, U.S. federal tax years remain open from 2008 forward. In 2011, the IRS commenced an examination of our 2009 and 2010 income tax returns and Radiant's 2009 income tax return, which are ongoing. NCR and its subsidiaries also file income tax returns in international jurisdictions where statutes of limitations generally range from three to five years. Years beginning after 1999 are still open to examination by certain foreign taxing authorities, including several major taxing jurisdictions. We are open to examination from 2001 onward in Japan, Korea and India and from 2002 onward in Canada.

During 2012, the Company expects to resolve certain Canadian tax matters related to 2003. As of December 31, 2011, we estimate that it is reasonably possible that unrecognized tax benefits may be reduced from $8 million to $12 million in the next 12 months due to the resolution of these issues. With the exception of the Canada matter, the Company does not expect any significant changes in unrecognized tax benefits in 2012.

NCR did not provide for U.S. federal income taxes or foreign withholding taxes in 2011 on approximately $1.2 billion of undistributed earnings of its foreign subsidiaries as such earnings are intended to be reinvested indefinitely. Quantification of the deferred tax liability, if any, associated with these undistributed earnings is not practicable.

See the Consolidated Statements of Changes in Stockholders’ Equity for details of the tax effects on the components of other comprehensive income and Note 8, “Employee Benefit Plans.”